Exhibit 10.1

FIFTH AMENDMENT

TO THE

CREDIT AGREEMENT

dated July 29, 2003

between

WESTERN PLAINS ENERGY, L.L.C.
as Borrower

and

AGCOUNTRY FARM CREDIT SERVICES, FLCA
as Lender

May 2, 2007

FIFTH AMENDMENT
to the
CREDIT AGREEMENT

THIS FIFTH AMENDMENT to the CREDIT AGREEMENT (the “Fifth Amendment”) dated July 29, 2003 (as further amended, modified, supplemented, restated or replaced from time to time, the “Agreement”), is made and entered into as of May 2, 2007, by and between WESTERN PLAINS ENERGY, L.L.C., a Kansas limited liability company (“Borrower”) and AGCOUNTRY FARM CREDIT SERVICES, FLCA (“Lender”).

WHEREAS, pursuant to Section 9.02(b) of the Agreement, Lender and Borrower hereby agree to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.             Definitions.  Except as otherwise provided herein, capitalized terms used herein without definition shall have the meanings provided for in the Agreement.

2.             Revolving Commitment.  The defined term “Revolving Commitment” under Section 1.01 of the Agreement is deleted in its entirety and replaced with the following language:

“Revolving Commitment” shall mean the obligation of Lender to make Revolving Loans to Borrower in accordance with the terms of Section 2.05 in an amount not to exceed the
Revolving Conversion Amount.

3. “Revolving Conversion Amount.” The defined term “Revolving Conversion
Amount” under Section 1.01 of the Agreement is deleted in its entirety and replaced with the following language:

“Revolving Conversion Amount” shall mean Eight Million Dollars ($8,000,000).

4.             “Revolving Credit Note.” The defined term “Revolving Credit Note” under Section 1.01 of the Agreement is deleted in its entirety and replaced with the following language:

“Revolving Credit Note” shall mean a note of Borrower payable to the order of Lender in substantially the form of Exhibit A to the Fifth Amendment.

5.             “Variable Rate.” The defined term “Variable Rate” under Section 1.01 of the Agreement is deleted in its entirety and replaced with the following language:

“Variable Rate” shall mean the per annum floating rate of interest equal to LIBOR, as determined on the applicable Determination Date, plus 200 basis points (2.00%) during the related Interest Period.

6.             Conditions to Effectiveness. It shall be a condition to the effectiveness of this Fifth Amendment that Borrower executes the Amended and Restated Revolving Credit Note attached hereto as Exhibit A. Contemporaneously with the execution of the Amended and Restated Revolving Credit Note, Lender shall deliver to Borrower the original Revolving Credit Note dated September 1, 2004.

7.             Representations; Events of Default.  In order to induce Lender to execute this Fifth Amendment, the Borrower hereby:

(a)  makes and renews to Lender the representations and warranties set forth in Article IV of the Agreement; and

(b)  certifies to Lender that no Default or Event of Default has occurred under the Agreement.

8.             Expenses.  Borrower shall pay or reimburse Lender for attorneys’ fees and costs of Lender’s legal counsel in connection with the preparation, execution, delivery and consummation of this Fifth Amendment, and, notwithstanding anything to the contrary, all such fees and costs incurred by Lender, without limitation, in connection with enforcement or protection of Lender’s rights under the Agreement.

9.             General.  On and after the effectiveness of this Fifth Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, and each reference in the loan documents to the Agreement, shall mean the Agreement as amended by the First Amendment, Second Amendment, and this Third Amendment.  The Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

10.           Counterpart Signatures.  This Fifth Amendment may be executed by each party in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one binding document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

WESTERN PLAINS ENERGY, L.L.C.

By:	/s/ Jeff Torluemke
Name:	Jeff Torluemke
Title:	Chairman/President

LENDER:

AGCOUNTRY FARM CREDIT SERVICES, FLCA

By:	/s/ Randolph L. Aberle
Name:	Randolph L. Aberle
Title:	Vice President

EXHIBIT A

AMENDED AND RESTATED REVOLVING CREDIT NOTE

[attached hereto]

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$8,000,000                                                                                                                                           Fargo, North Dakota

Reissue Date: May 2, 2007
Effective Date: September 1, 2004

FOR VALUE RECEIVED, the undersigned, Western Plains Energy, L.L.C., a Kansas limited liability company (“Borrower”), hereby promises to pay to AgCountry Farm Credit Services, FLCA (together with any subsequent holder hereof, “Lender’) or its successors and assigns, at Post Office Box 6020, 1900 44th St South Fargo, North Dakota 58108 on the Revolving Commitment Termination Date (as defined in the Credit Agreement dated as of July 29, 2003 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), between Borrower and Lender, the lesser of the principal sum of Eight Million Dollars ($8,000,000) and the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement) made by Lender to Borrower pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of Lender.

Borrower promises to pay Default Interest (as defined in the Credit Agreement), on demand, on the terms and conditions set forth in the Credit Agreement.  All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and the date thereof shall be recorded by Lender in its internal records; provided, that the failure of Lender to make such a notation or any error in such notation shall not affect the obligations of Borrower to make the payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

This Revolving Credit Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH DAKOTA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

This Revolving Credit Note is not issued or accepted in payment or satisfaction of, but as a correction to, and a replacement of, the Revolving Credit Note of Borrower in favor of Lender dated September 1, 2004, (the “Original Note”). The indebtedness under the Original Note remains outstanding, and nothing herein shall be considered a novation of the Original Note or the indebtedness thereunder. All references to the “Revolving Credit Note” in the Credit Agreement shall hereafter be deemed to be a reference to this Revolving Credit Note.

WESTERN PLAINS ENERGY, L.L.C.
By:
Name:
Title :